                          DIRECTOR'S AND OFFICER'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________

day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                       /s/ John W. Woods
__________________________                  ____________________________________
                                            JOHN W. WOODS

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this  20th
                                                                       ________

day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                       /s/ Mrs. H. Taylor Morrissette
__________________________                  ___________________________________
                                            MRS. H. TAYLOR MORRISSETTE

                          DIRECTOR'S AND OFFICER'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                       /s/ C. Stanley Bailey
__________________________                  ____________________________________
                                            C. STANLEY BAILEY

                          DIRECTOR'S AND OFFICER'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ C. Dowd Ritter
__________________________                   ___________________________________
                                             C. DOWD RITTER

                                  OFFICER'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                         /s/ Ricky W. Thomas
__________________________                    __________________________________
                                              RICKY W. THOMAS

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ George W. Barber, Jr.
_________________________                    ___________________________________
                                             GEORGE W. BARBER, JR.

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/Andrew W. Loveman                         /s/ William D. Biggs
__________________________                   ___________________________________
                                             WILLIAM D. BIGGS

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   20th
                                                                        ________
day of January, 1994.

WITNESS:


/s/ E. Roberts Leatherbury                   /s/ Barney B. Burks, Jr.
__________________________                   ___________________________________
                                             BARNEY B. BURKS, JR.

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ William J. Cabaniss, Jr.
__________________________                   ___________________________________
                                             WILLIAM J. CABANISS, JR.

                                 DIRECTOR'S
                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ Joseph M. Farley
__________________________                   ___________________________________
                                             JOSEPH M. FARLEY

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ M. Miller Gorrie
__________________________                   ___________________________________
                                             M. MILLER GORRIE

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ Robert A. Guthans
__________________________                   ___________________________________
                                             ROBERT A. GUTHANS

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ Elmer B. Harris
__________________________                   ___________________________________
                                             ELMER B. HARRIS

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ Donald E. Hess
__________________________                   ___________________________________
                                             DONALD E. HESS

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ Hugh B. Jacks
__________________________                   ___________________________________
                                             HUGH B. JACKS

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ Ronald L. Kuehn, Jr.
__________________________                   ___________________________________
                                             RONALD L. KUEHN, JR.

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Arthur R. Outlaw                         /s/ E. Roberts Leatherbury
__________________________                   ___________________________________
                                             E. ROBERTS LEATHERBURY

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ Claude B. Nielsen
__________________________                   ___________________________________
                                             CLAUDE B. NIELSEN

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ E. Roberts Leatherbury                   /s/ Arthur R. Outlaw
__________________________                   ___________________________________
                                             ARTHUR R. OUTLAW

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ Z. Carter Patten, III
__________________________                   ___________________________________
                                             Z. CARTTER PATTEN, III

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ Benjamin F. Payton
__________________________                   ___________________________________
                                             BENJAMIN F. PAYTON

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ B. Phil Richardson
__________________________                   ___________________________________
                                             B. PHIL RICHARDSON

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ William J. Rushton, III
__________________________                   ___________________________________
                                             WILLIAM J. RUSHTON, III

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ Herbert A. Sklenar
__________________________                   ___________________________________
                                             HERBERT A. SKLENAR

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ W.A. Williamson, Jr.
__________________________                   ___________________________________
                                             W.A. WILLIAMSON, JR.

                                 DIRECTOR'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                        /s/ Spencer H. Wright
__________________________                   ___________________________________
                                             SPENCER H. WRIGHT

                                  OFFICER'S
                              POWER OF ATTORNEY
                              -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned   Officer of AmSouth
Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria
B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the assumption by the Company of the Stock Option Plan and Stock Option Plan--1993 of FloridaBank, a Federal Savings Bank, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  20th
                                                                       ________
day of January, 1994.

WITNESS:


/s/ Andrew W. Loveman                       /s/ M. List Underwood, Jr.
__________________________                  ____________________________________
                                            M. LIST UNDERWOOD, JR.